Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mountain Bank Holding Company (the “Company”) on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Roy T. Brooks, Chief Executive Officer and Sheila M. Brumley, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: November 2, 2006

/s/ Roy T. Brooks, President and CEO	/s/ Sheila M. Brumley, Chief Financial Officer
Roy T. Brooks, President and CEO	Sheila M. Brumley, Chief Financial Officer